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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                   FORM 8-K/A

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 28, 2002
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                          Doral Financial Corporation
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            (Exact name of registrant as specified in this charter)

         Puerto Rico                             0-17224                          66-0312162
-------------------------------            ---------------------      --------------------------------
(State or other jurisdiction of            (Commission File No.)      (IRS Employer Identification No.)
incorporation)

1159 Franklin D. Roosevelt Avenue, San Juan, Puerto Rico         00920
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:    (787) 749-7100
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         This Form 8-K/A amends Item 5 of Doral Financial Corporation's Current
Report on Form 8-K, dated May 29, 2002, as previously filed with the Securities and Exchange Commission on May 30, 2002, to correct that Doral Financial Corporation agreed to sell 3,600,000 shares of its Noncumulative Monthly Income Preferred Stock, Series C, subject to an over-allotment option, and not of its common stock. The corrected text of Item 5 appears below.

ITEM 5.  OTHER EVENTS

         On May 28, 2002, Doral Financial Corporation (the "Company") agreed to sell 3,600,000 shares of its Noncumulative Monthly Income Preferred Stock, Series C, par value $1.00 per share, at a price to the public of $25.00 per share, in a public underwritten offering pursuant to a Prospectus Supplement, dated May 28, 2002, and a Prospectus dated November 13, 2001. The Company also granted the underwriters an option to purchase up to an additional 540,000 shares at the same price for a period of 30 days to cover over-allotments. The sale will be completed pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated May 28, 2002, between the Company, and UBS PaineWebber Incorporated of Puerto Rico, as Representative of the several underwriters named in schedule 1 to the Underwriting Agreement. The Underwriting Agreement, as well as various legal opinions relating to the offering are being filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

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
Exhibit No.       Description
-----------       -----------

 1.1 Underwriting Agreement, dated May 28, 2002, between Doral Financial Corporation, and UBS PaineWebber Incorporated of Puerto Rico, as Representative of the several underwriters named in schedule 1 to the Underwriting Agreement. (Incorporated by reference to the corresponding exhibit to the current report on Form 8-K of the Company dated
                  May 29, 2002 and filed on May 30, 2002)

 3.1 Certificate of Designation designating the terms of the Series C Preferred Stock. (Incorporated by reference to Exhibit 3.3 to Form 8-A of the Company filed on May 30, 2002.)

 4.1 Form of Series C Preferred Stock Certificate. (Incorporated by reference to Exhibit 4.1 to Form 8-A of the Company filed on May 30, 2002.)

 5.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding legality of offered shares. (Incorporated by reference to the corresponding exhibit to the current report on Form 8-K of the Company dated May 29, 2002 and filed on May 30, 2002)


 8.1 Opinion of Pietrantoni Mendez & Alvarez LLP regarding tax matters. (Incorporated by reference to the corresponding exhibit to the current report on Form 8-K of the Company dated May 29, 2002 and filed on May 30, 2002)

23.1              Consent of Pietrantoni Mendez & Alvarez LLP (included in
                  Exhibit 5.1 and 8.1)
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             DORAL FINANCIAL CORPORATION



                                             By:     /s/ Mario S. Levis
                                                 -------------------------------
                                                        Mario S. Levis
                                                Senior Executive Vice President
                                                        and Treasurer



Date: May 30, 2002





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